UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-23563)

Zell Capital
(Exact name of registrant as specified in charter)

175 S. Third
Suite 200
Columbus, OH 43215
(Address of principal executive offices) (Zip code)

William Zell
175 S. Third
Suite 200
Columbus, OH 43215
(Name and address of agent for service)

888-484-1944
Registrant’s telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  September 30, 2021

Item 1. Reports to Stockholders.

(a) Semi-Annual Report for the six months ended September 30, 2021 is filed herewith pursuant to Rule 30e-1 under the Investment Company Act of 1940.

ZELL CAPITAL

Semi-Annual Report
For the Period Ended September 30, 2021
(Unaudited)

Dear Stockholders,

Zell Capital commenced operations on June 8, 2021. Our aim is to complete an offering of up to $50 million to invest in venture stage startup companies. Typically, funds that invest in venture capital are private funds only available to accredited investors and qualified purchasers. Zell Capital is formed as a closed-end fund registered with the SEC. This public registration enables us to raise capital from any adult in the US though Zell must also comply with certain regulations and filing requirements, including regulations on how the fund is marketed. We believe that it is important that we bring a new investment opportunity to the public, in an appropriate way, balancing both the opportunities and risks related to venture capital fund investing.

During the third quarter we began to deploy capital, making investments in two early-stage technology companies. For each company we invest in, we will make a public announcement on our website and on social media, where investors can learn more about our portfolio companies. We made a public announcement for the first investment, Dolr, and will make the announcement for the second investment in Q4 2021.

Zell Capital is unique, perhaps, first of its kind and as we navigate our startup phase we are committed to our vision that every investor in the US should have the ability to easily access and invest in a professionally managed fund that invests in venture capital.

Sincerely,

William L. Zell
CEO, Zell Capital

Zell Capital
Schedule of Investments
September 30, 2021 (Unaudited)

Security Description	Quantity	Fair Value

Private Notes - 58.7%
DOLR Safe Note		$35,000
Studium Safe Note		35,000
Total Private Notes (Cost $70,000)		70,000

Money Market Funds - 171.2%
First American Government Obligations Fund, Class X - 0.03% (1)	204,324	204,324
Total Money Market Funds (Cost $204,324)		204,324

Total Investments (Cost $274,324) - 229.9%		$274,324
Liabilities in Excess of Other Assets - (129.9)%		(154,997)
Net Assets - 100.0%		$119,327

(1)	Presented rate represents the Money Market Fund’s average 7-day % yield as of September 30,

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

Zell Capital
Statement of Assets and Liabilities
September 30, 2021 (Unaudited)

Assets
Investment in money markets, at fair value (cost $204,324)	$204,324
Investment in private notes, at fair value (cost $70,000)	70,000
Cash	7,092
Dividend and interest receivable	5
Prepaid assets	37,814
Total assets	319,235

Liabilities
Accrued professional fees	69,787
Accrued accounting, custody, and transfer agent fees	51,800
Accrued payroll expense	12,956
Accrued expenses and other liabilities	65,365
Total liabilities	199,908
Net assets	$119,327

Net assets consist of:
Paid in capital	$428,725
Total distributable earnings (loss)	(309,398)
Net assets	$119,327

Net asset value per share:
21,436.250 shares issued and outstanding, no par value,
2,500,000 registered shares	$5.57

See Notes to Financial Statements.

 Zell Capital
Statement of Operations
For the Period Ended September 30, 2021(a) (Unaudited)

Investment Income
Dividends	$22

Expenses
Offering Costs	88,112
Professional fees	83,973
Accounting, custody, and transfer agent fees	53,319
Payroll Expense	43,090
Marketing Fees	23,442
Other Expenses	18,854
Total expenses	310,790
Expenses waived	(199,895)
Net expenses	110,895
Net investment income (loss)	(110,873)

Net change in unrealized appreciation/depreciation on investments	—
Realized gain (loss) on investments	—
Net realized and unrealized gain (loss) from investments	$—
Net increase (decrease) in net assets resulting from operations	$(110,873)

(a)	The Fund commenced operations on June 8, 2021.

See Notes to Financial Statements.

Zell Capital
Statement of Changes in Net Assets

For the Period Ended September 30, 2021(a) (Unaudited)
Net increase (decrease) in net assets resulting from operations:
Net investment income (loss)	$(110,873)
Net increase (decrease) in net assets resulting from operations	(110,873)

Shareholder transactions:
Subscriptions (representing 6,510.000 shares)	130,200
Net increase (decrease) in net assets from shareholder transactions	130,200
Total increase (decrease) in net assets	19,327

Net assets, beginning of period (representing 14,926.250 shares)	100,000
Net assets, end of period (representing 21,436.250 shares)	$119,327

(a)	The Fund commenced operations on June 8, 2021.

See Notes to Financial Statements.

 Zell Capital
Statement of Cash Flows
For the Period Ended September 30, 2021(a) (Unaudited)

Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$(110,873)
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Purchase of investments	(70,000)
Purchase of short-term investments, net	(204,324)
(Increase) decrease in dividend and interest receivable	(5)
(Increase) decrease in prepaid assets	(37,814)
(Increase) decrease in deferred offering costs	80,999
Increase (decrease) in organizational costs payable	(198,525)
Increase (decrease) in payable to Providence Holdings	(80,999)
Increase (decrease) in accrued professional fees	69,787
Increase (decrease) in accrued accounting, custody, and transfer agent fees	51,800
Increase (decrease) in accrued payroll expense	12,956
Increase (decrease) in accrued expenses and other liabilities	65,365
Net cash provided by (used in) operating activities	(421,633)

Cash flows from financing activities
Subscriptions	130,200
Net cash provided by (used in) financing activities	130,200

Net change in cash and cash equivalents	(291,433)
Cash and cash equivalents at beginning of period	298,525
Cash and cash equivalents at end of period	$7,092

(a)	The Fund commenced operations on June 8, 2021.

See Notes to Financial Statements.

 Zell Capital
Financial Highlights

For the Period Ended September 30, 2021(e) (Unaudited)
For a Share outstanding throughout the period:
Net asset value, beginning of period	$6.70
Net investment income (loss)(a)	(6.14)
Net increase (decrease) resulting from operations	(6.14)
Anti-dilutive impact of capital share transactions	5.01
Net increase (decrease) in net asset value	(1.13)
Net asset value, end of period	$5.57
Total return(b)	(0.17)%

Net assets, end of period (000s)	$119
Ratio of total expenses before expense waivers and reimbursements(c)	1,692.47%
Ratio of total expenses after expense waivers and reimbursements(c)	603.90%
Ratio of net investment income (loss)before expense waivers and reimbursements(c)	(1,692.35)%
Ratio of net investment income (loss)after expense waivers and reimbursements(c)	(603.78)%
Portfolio turnover(d)	0.00%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Total return assumes a subscription of a share to the Fund at the beginning of the period indicated and a of a share on the last day of the period, assumes reinvestment of all distributions for the period.
(c)	Annualized.
(d)	Not annualized.
(e)	The Fund commenced operations on June 8, 2021.

See Notes to Financial Statements.

Zell Capital

Notes to Financial Statements

September 30, 2021 (Unaudited)

1. Organization

Zell Capital (the “Fund”), was organized on June 26, 2020 as a statutory trust under the laws of the state of Delaware. The Fund commenced operations on June 8, 2021. The Fund is an internally managed registered closed -end management investment company that intends to operate as an “Access Fund.” As an internally managed company, the Fund is managed by its executive officers under the supervision of the Board of Trustees (“Board”) and the Fund does not depend on an external investment adviser. The Fund seeks to maximize long-term total return principally by seeking capital gains in its equity investments and secondarily through ordinary income from debt and debt-like investments.

The Fund will invest principally in equity securities, including common equity and preferred equity, and to a lesser extent in alternative financing strategies such as convertible debt and preferred shares in connection with revenue sharing agreements. Because most of the companies in which the Fund will invest will be private, early stage start-up companies that are highly speculative and whose securities are illiquid, an investment in the shares of the Fund involves substantial risk. The Fund is non-diversified for purposes of the Investment Company Act of 1940, as amended (the “1940 Act”).

The Board has overall responsibility for monitoring and overseeing the Fund’s operations and investment program. A majority of the Trustees are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser.

2. Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“US GAAP”). Such policies are consistently followed by the Fund in preparation of its financial statements. The Fund is an investment company in accordance with the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services – Investment Companies,” for the purpose of financial reporting. The preparation of the financial statements in conformity with US GAAP requires estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases or decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Fund’s financial statements are stated in United States dollars.

Investment in the Fund

The Fund offers on a continuous basis up to $50,000,000 worth of Shares at an initial offering price of $20.00 per share for up to the first eighteen months of the offering or until the Fund has raised $25.00 million, whichever is sooner. The Fund has no present intention to offer liquidity to shareholders other than in the form of distributions from investments. To the extent the Fund decides to conduct a subsequent offering, the Fund may offer to repurchase a portion of its Shares on a limited basis from shareholders. However, there can be no assurance that the Fund will decide to offer to repurchase Shares in the near term, if at all.

Portfolio Valuation

The net asset value of the Fund is determined as of the close of business at the end of any fiscal period, generally monthly, in accordance with the valuation principles set forth below or as may be determined from time to time pursuant to policies established by the Board.

Zell Capital

Notes to Financial Statements (continued)

September 30, 2021 (Unaudited)

2. Significant Accounting Policies (continued)

Portfolio Valuation (continued)

The Fund’s portfolio investments will typically not be in publicly traded securities. As a result, although some of the equity investments may trade on private secondary marketplaces, a market value for any direct investments in portfolio companies will typically not be readily determinable. Under the 1940 Act, for investments for which there are no readily available market quotations, including securities that while listed on a private securities exchange, have not actively traded, will be valued at fair value monthly as determined in good faith by the Board based upon the recommendation of the Board’s Audit Committee in accordance with the Fund’s written valuation policy. In connection with that determination, members of the portfolio management team will prepare portfolio company valuations using, where available, the most recent portfolio company financial statements and forecasts. The Audit Committee utilizes the services of an independent valuation firm, which prepares valuations for each of the portfolio investments that are not publicly traded or for which the Fund does not have readily available market quotations, including securities that while listed on a private securities exchange, have not actively traded. However, the Board retains ultimate authority as to the appropriate valuation of each such investment. The types of factors that the Audit Committee takes into account in providing its fair value recommendation to the Board with respect to such non-traded investments include, as relevant and, to the extent available, the valuation of the investment as of the portfolio company’s latest funding round, the portfolio company’s earnings, the markets in which the portfolio company does business, comparison to valuations of publicly traded companies, comparisons to recent sales of comparable companies, the discounted value of the cash flows of the portfolio company and other relevant factors. This information may not be available because it is difficult to obtain financial and other information with respect to private companies, and even where we are able to obtain such information, there can be no assurance that it is complete or accurate. Because such valuations are inherently uncertain and may be based on estimates, determinations of fair value may differ materially from the values that would be assessed if a readily available market for these securities existed.

Cash and Cash Equivalents

Cash and cash equivalents consist of cash held on deposit and short-term highly liquid investments that are readily convertible to known amounts of cash and have maturities of three months or less. Investments in money markets are recorded at fair value and are categorized as Level 1 securities as described in Note 3. As of September 30, 2021, cash equivalents consisted of investments in money market funds valued at $204,324. Investments in money market funds are valued at net asset value.

Income Recognition and Expenses

The Fund recognizes income and records expenses on an accrual basis. Income, expenses, and realized and unrealized gains and losses are recorded monthly.

During the period ended September 30, 2021, a portion of organizational and offering costs were waived from the Fund, totaling $199,895, and will now be borne by Zell Access Innovation, LLC, an affiliate of the Fund.

Income Taxes

The Fund intends to comply with the requirements of Subchapter M of the Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its Shareholders. Therefore, no provision for federal income tax is required. The Fund files tax returns with the U.S. Internal Revenue Service and various states. The Fund may be subject to taxes imposed by countries which it invests. Such taxes are generally based on income earned or gains realized or repatriated. Taxes are accrued and applied to net investment income, net realized capital gains and net realized appreciation, as applicable, as the income is earned or capital gains are recorded. The Fund has concluded there are no significant uncertain tax positions that would require recognition in the financial statements as of September 30, 2021. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in interest expense and penalties in other expenses in the Statement of Operations. Generally, open tax years under potential examination vary by jurisdiction, but at least each of the tax years in the period from June 8, 2021 (commencement of operations) to December 31, 2021 remain subject to examination by major taxing authorities.

Zell Capital

Notes to Financial Statements (continued)

September 30, 2021 (Unaudited)

2. Significant Accounting Policies (continued)

Income Taxes (continued)

As of September 30, 2021, the cost and related gross unrealized appreciation and depreciation for tax purposes were as follows:

Cost of investments for tax purposes	$70,000
Gross tax unrealized appreciation	—
Gross tax unrealized depreciation	—
Net tax unrealized appreciation/depreciation on investments	$—

Distribution of Income and Gains

The timing and amount of distributions, if any, will be determined by the Board. Any distributions to shareholders will be declared out of assets legally available for distribution. As the strategy is to invest primarily in capital gains-based investments in equity securities, it is not anticipated that the Fund will pay distributions on a quarterly basis or become a predictable distributor of distributions. The Fund intends to distribute substantially all of its capital gains and net income on an annual basis. The specific tax characteristics of any distributions will be reported to shareholders after the end of each calendar year.

Pursuant to the dividend reinvestment plan established by the Fund (the “DRIP”), each Shareholder whose Shares are registered in its own name will automatically be a participant under the DRIP and have all income, dividends, and capital gains distributions automatically reinvested in additional Shares unless such Shareholder specifically elected to receive all income, dividends, and capital gain distributions in cash.

3. Fair Value of Investments

The fair value of the Fund’s assets and liabilities that qualify as financial instruments approximates the carrying amounts presented in the Statement of Assets and Liabilities. Fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. The Fund uses a three-tier hierarchy to distinguish between (a) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (b) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the fair value of the Fund’s investments.

The inputs are summarized in the three broad levels listed below:

●	Level 1 – quoted prices in active markets for identical investments
●	Level 2 – quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not considered active; observable inputs other than observable quoted prices for the asset or liability; or inputs derived principally from or corroborated by observable market data
●	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments) that reflect the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, developed based on the best information available in the circumstances

Zell Capital

Notes to Financial Statements (continued)

September 30, 2021 (Unaudited)

3. Fair Value of Investments (continued)

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments.

The following is a summary of the inputs used as of September 30, 2021 in valuing the Fund’s investments carried at fair value:

Valuation Inputs
Investments at Value	Level 1	Level 2	Level 3	Total
Private Notes	$—	$—	$70,000	$70,000
Money Markets	204,324	—	—	204,324
Total	$204,324	$—	$70,000	$274,324

The following is a reconciliation of Level 3 investments for year ended September 30, 2021:

Private Notes
Beginning Balance – June 8, 2021	$—
Purchases	70,000
Sales	—
Realized gains (losses), net	—
Change in unrealized appreciation/depreciation	—
Ending Balance – September 30, 2021	$70,000
Change in unrealized appreciation/depreciation on investments still held as of September 30, 2021	$—

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 investments held as of September 30, 2021:

	Fair Value as of	Valuation
Type of Investment	September 3, 2021	Technique	Unobservable Inputs
Private Notes	$70,000	Cost	N/A
Total	$70,000

For the period ended September 30, 2021, aggregated purchases and proceeds from the sales of long term investments were $70,000 and $0, respectively.

4. Related Party Transactions and Other

U.S. Bancorp Fund Services, LLC (“USBFS”) provides accounting, administrative, and transfer agent services to the Fund. Under an administrative services agreement, USBFS is paid an administrative fee, computed and payable monthly at an annual rate based on the aggregate monthly total assets of the Fund.

U.S. Bank National Association (“USB N.A.”) serves as the custodian to the Fund. Under a custody services agreement, USB N.A. is paid a custody fee monthly based on the average daily market value of any securities and cash held in the portfolio.

Zell Capital

Notes to Financial Statements (continued)

September 30, 2021 (Unaudited)

5. Market Risk

Certain impacts to public health conditions particular to the coronavirus (COVID-19) outbreak could impact the operations and financial performance of certain of the Fund’s investments. The extent of the impact to the financial performance of the Fund’s investments will depend on future developments, including, (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted. If the financial performance of the Fund’s investments is impacted because of these factors for an extended period, the Fund’s investment results may be adversely affected.

6. Subsequent Events

Unless otherwise stated throughout the Notes to the Financial Statements, the Fund noted no subsequent events that require disclosure in or adjustment to the Financial Statements.

Zell Capital

Additional Information (Unaudited)

September 30, 2021

Proxy Voting Policies and Procedures and Proxy Voting Record

If applicable, a copy of (1) the Fund’s policies and procedures with respect to the voting of proxies relating to the Fund’s investments; and (2) how the Fund voted proxies relating to Fund investments during the most recent period ended June 30, is available without charge, on the Securities and Exchange Commission’s website at http://www.sec.gov.

Quarterly Portfolio Schedule

The Fund also files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the Fund’s first and third fiscal quarters on Form N-PORT. The Fund’s Form N-PORT are available on the Securities and Exchange Commission’s website at http://www.sec.gov.

Zell Capital

Privacy Policy (Unaudited)

September 30, 2021

We appreciate your business and the trust you have placed in us. Our privacy philosophy reflects the value of your trust. We are committed to protecting the personal data we obtain about you. On behalf of Zell Capital, we make the following assurance of your privacy.

Not Using Your Personal Data for our Financial Gain

Zell Capital has never sold shareholder information to any other party, nor have we disclosed such data to any other organization, except as permitted by law. We have no plans to do so in the future. We will notify you prior to making any change in this policy.

How We Do Use Your Personal and Financial Data

We use your information primarily to complete your investment transactions. We may also use it to communicate with you about other financial products that we offer.

The Information We Collect About You

You typically provide personal information when you complete a Zell Capital account application or when you request a transaction that involves Zell Capital, either directly or through a brokerage firm. This information may include your:

●	Name, address and phone numbers
●	Social security or taxpayer identification number
●	Birth date and beneficiary information (for IRA applications)
●	Basic trust document information (for trusts only)
●	Account balance
●	Investment activity

How We Protect Your Personal Information

As emphasized above, we do not sell information about current or former shareholders or their accounts to third parties. We occasionally share such information to the extent permitted by law to complete transactions at your request, or to make you aware of related financial products that we offer. Here are the details:

●	To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals, or groups that are not affiliated with Zell Capital. For example, if you ask to transfer assets from another financial institution to Zell Capital, we will need to provide certain information about you to that company to complete the transaction.

●	In certain instances, we may contract with non-affiliated companies to perform services for us, such as processing orders for share purchases and repurchases and distribution of shareholder letters. Where necessary, we will disclose information about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities (in the case of shareholder letters, only your name and address) and only for that purpose. We require these third parties to treat your private information with the same high degree of confidentiality that we do.

●	Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example, to protect your account from fraud).

How We Safeguard Your Personal Information

We restrict access to your information to those Zell Capital representatives who need to know the information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to protect your personal information.

Zell Capital

Privacy Policy (Unaudited) (continued)

September 30, 2021

What You Can Do

For your protection, we recommend that you do not provide your account information, user name, or password to anyone except a Zell Capital representative as appropriate for a transaction or to set up an account. If you become aware of any suspicious activity relating to your account, please contact us immediately.

We’ll Keep You Informed

If we change our privacy policy with regard to disclosing your confidential information, we are required by law to notify you and provide you with a revised notice. You can access our privacy policy from our website.

(b) Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual report.

Item 6. Investments.

(a) Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual report.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable for semi-annual report.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

No purchases were made during the reporting period by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since the registrant last provided disclosure in response to this item.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, the) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) There have been no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) during the six months ended September 30, 2021 that materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the period reported on this Form N-CSR.

Item 13. Exhibits.

(a)(1) Not applicable.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Zell Capital

By    /s/ William L. Zell
William L. Zell, Chief Executive Officer

Date     12/09/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By   /s/ William L. Zell
William L. Zell, Chief Executive Officer

Date     12/09/2021

By    /s/ Michelle Murcia
Michelle Murcia, Chief Financial Officer

Date     12/09/2021